SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                April 16, 1997



                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                    47-0648386
(State or other jurisdiction of   (Commission File            (IRS Employer
incorporation or organization)         Number)             Identification No.)


INTERSTATE 80 & HIGHWAY 50
POST OFFICE BOX 37308
OMAHA, NEBRASKA                         68137                 (402)895-6640
(Address of principal                 (Zip Code)               (Registrant's
  executive offices)                                         telephone number)





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ITEM 5.   OTHER EVENTS.

     On April 16, 1997, the registrant issued a news release announcing its operating revenues and earnings for the first quarter ended March 31, 1997. A copy of the news release is filed as an exhibit to this Form 8-K.

     On April 21, 1997, the registrant issued a news release announcing the establishment of a new working relationship with Hub Group, Inc., a non-asset based full service transportation provider. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99.1   News release issued by the registrant on April 16, 1997.

     Exhibit 99.2   News release issued by the registrant on April 21, 1997.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      April 24, 1997               By:  /s/ John J. Steele
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      April 24, 1997               By:  /s/ James L. Johnson
                                             James L. Johnson
                                             Corporate Secretary and Controller